TRADE RECEIVABLES (Details) - ARS ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Current Trade receivables
Ordinary receivables	$ 474,123	$ 444,222
Related parties	2,343	1,840
Contractual asset IFRS 15	79	119
Allowance for doubtful accounts	(115,535)	(93,287)
Total current trade receivables	361,010	352,894
Non-current Trade receivables
Ordinary receivables	466	623
Contractual asset IFRS 15	61	47
Total Non-current trade receivables	527	670
Total trade receivables, net	$ 361,537	$ 353,564